UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34470	20-5001120
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 West Chicago Avenue
Suite 725
Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(800) 354-7993

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Echo Global Logistics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 16, 2017. The matters that were voted on at the Annual Meeting of Stockholders and the final voting results for each matter are set forth below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board for a one-year term expiring at the Company’s 2018 Annual Meeting of Stockholders, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Samuel K. Skinner	22,804,476	2,219,436	61,692	2,231,977

Douglas R. Waggoner	24,077,410	950,692	57,502	2,231,977

Matthew Ferguson	22,836,691	2,166,631	82,282	2,231,977

David C. Habiger	13,489,253	11,514,165	82,186	2,231,977

Nelda J. Connors	24,101,652	908,494	75,458	2,231,977

William M. Farrow III	24,106,099	897,320	82,185	2,231,977

Proposal No. 2: Ratification of Appointment of Ernst & Young LLP to Serve as Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2017

The ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved as follows:

FOR	AGAINST	ABSTAIN
26,158,241	142,907	1,016,433

Proposal No. 3: Approval, on an advisory, non-binding basis, the compensation of our named executive officers

The Company’s executive compensation was approved on an advisory, non-binding basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,666,731	8,254,333	164,540	2,231,977

Proposal No. 4: Approval of the Amendment and Restatement of the Company’s 2008 Stock Incentive Plan

The amendment and restatement of the Company’s 2008 Stock Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,277,020	5,733,127	75,457	2,231,977

Proposal No. 5: Approval, on an advisory, non-binding basis, the frequency (every one, two or three years) of stockholder advisory approval of the compensation of our named executive officers

Stockholders were given the options of voting for 1 year, 2 years or 3 years or abstaining with respect to the frequency of stockholder advisory approval of executive compensation; the 1-year option was approved on an advisory, non-binding basis, as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
21,446,095	1,982	3,572,384	65,143

Consistent with the Board’s recommendation, the one-year option was approved on an advisory basis. In accordance with the voting results, the Company intends to provide stockholders with an opportunity to cast an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to provide stockholders at least once every six calendar years the opportunity to cast an advisory vote on the frequency of stockholder advisory approval of executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: June 20, 2017	By:	/s/ Kyle L. Sauers
		Name:	Kyle L. Sauers
		Title:	Chief Financial Officer and Secretary